First Quarter 2018 Earnings NASDAQ Global Select Market: UBNK Create Your Balance

2 NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3 NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4 NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Financial Highlights 12

5 NASDAQ: UBNK Branch Network · 3rd largest public bank headquartered in CT with $7.07 billion in assets · 53 Branches located in Central CT and Western MA · #4 market share in combined Hartford / Springfield MSA · $95 million in average deposits per branch (6/30/17 Branch level reporting; Source: FDIC Summary of Deposits Report)

6 NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population 35- 54 Average HHI Median Age Hartford MSA 1,209,666 314,305 99,183 41 Springfield MSA 634,548 150,871 74,794 38 Worcester MSA 941,096 252,449 90,066 40 New Haven County 857,654 222,167 88,804 40 Fairfield County 954,291 261,415 140,792 40 Total 4,597,255 1,201,207 100,236 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets NOTE: Data sourced from SNL analysis as of January 2018

# Management Team and Ownership

| Name | Title/Function | Years in Industry/Years at United | Prior Experience |
|---|---|---|---|
| William H.W. Crawford, IV | Chief Executive Officer & President | 29/7 | Wells Fargo Bank, Wachovia Bank, SouthTrust Bank |
| Eric R. Newell | Chief Financial Officer | 14/7 | FDIC, Fitch Ratings, Alliance Bernstein |
| Dena M. Hall | Chief Marketing Officer | 21/13 | Woronoco Savings Bank |
| Craig W. Hurty | Chief Human Resources Officer | 34/4 | Aetna, PacifiCare Health Systems |
| Mark A. Kucia | Chief Credit Officer | 30/12 | National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank |
| Brandon C. Lorey | Head of Consumer Banking | 27/5 | H&R Block Bank, Chevy Chase Federal Savings Bank |
| David C. Paulson | Head of Wholesale Banking | 32/4 | Santander, Wells Fargo, Wachovia |
| John J. Smith | Chief Information & Administrative Officer | 32/2 | CIT Group, NYCE Corporation, Summit Bank |
| Elizabeth Wynnick | Chief Risk Officer | 26/6 | NewAlliance Bank, Webster Bank |

- William H.W. Crawford, IV owns 466,779 shares of stock and options*
- UBNK management owns 1,085,648 shares of stock and options*
- UBNK Non-Executive Officer Directors own 530,932 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/17.

united financial bancorp, inc.

NASDAQ: UBNK

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8 NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity. (a) YoY total deposit growth of 10.3% vs. 8.8% for loans receivable and 7.4% for interest-earning assets; (b) YoY non-interest bearing deposit growth of 9.1%; (c) Strong capital position continues to support future growth 2. Re-Mix cash flows into better yielding risk adjusted return on assets with lower funding costs relative to peers. (a) Growth focused on Home Equity and C&I, which increased 12.8% and 10.0%, respectively, YoY; (b) Continued focus on ROE/ROA model to ensure accretive asset generation 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/Average Assets (NIE/AA) at 2.08% annualized in 1Q18 while making continued strategic investments in Information Technology and Project Management that will drive forward operating leverage 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Increased revenue 5.3% YoY; (b) TBV/share increased 4.7% YoY; (c) Increased total fee income 6.4% YoY; (d) 1Q18 annualized dividend yield of 2.90%; TBV growth of 9.1% inclusive of dividends paid

9 NASDAQ: UBNK Consumer Banking Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $94.4 million of residential mortgage loans in Q1 2018. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($2.17 Bn, or 40% of loans)

10 NASDAQ: UBNK Wholesale Banking Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor CRE has remained essentially flat for four quarters. Regional CRE program provides geographic diversity in strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.22 Bn, or 60% of loans)

11 NASDAQ: UBNK Wholesale Banking Overview • Asset quality remains exceptional through diversification and granularity that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,928 Million C&I & Owner Occupied CRE by Industry $1,289 Million

12 NASDAQ: UBNK Financial Highlights

13 NASDAQ: UBNK First Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 9,501 $ 13,726 Loan Income 2,022 8,287 Investment Income (255) 41 Interest Expense (2,073) (6,082) Net Interest Income (306) 2,246 Provision 311 349 Net Interest Income after Provision 5 2,595 Service Charges and Fees 128 514 Security Gains/Losses 44 (341) Bank-owned Life Insurance Income (293) 439 Mortgage Banking 545 408 Gains/Losses on Limited Partnerships 851 (510) Other 433 47 Non-Interest Income 1,708 557 Salaries and Benefits (446) (1,468) Service Bureau Fees 86 112 Occupancy Expense 87 (480) Professional Fees (168) 145 Marketing 326 27 FDIC 82 (60) Other 534 (90) Non-Interest Expense 501 (1,814) Taxes 4,072 723 Total Change 6,286 2,061 Actual Ending Balance $ 15,787 $ 15,787

14 NASDAQ: UBNK Tangible Book Value and Dividend Return

15 NASDAQ: UBNK Swap and Mortgage Contribution to Total Revenue

16 NASDAQ: UBNK Forecast Actual Q1 2018 Actual Q4 2017 Forecast FY 2018 Forecast FY 2019 Tax Equivalent Net Interest Margin 2.90% 2.98% 2.90% - 2.92% 2.93% - 2.95% Loan Growth* 3.2%* 10.3%* 7% -9% 6% - 8% Provision / Average Gross Loans* 0.14%* 0.17%* 0.16% - 0.18% 0.16% - 0.18% Non-Interest Income $9.3 million $7.6 million $36 - 38 million $38 - 40 million Non-Interest Expense $36.7 million $37.2 million $149 - 151 million $153 - 155 million Effective Tax Rate (YTD) 8.0% 18.1% 10% 10% Average Diluted Shares (000) 50,997 51,025 51,300 52,100 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period • Forecast supports high single to double digit earnings growth and attainment of 1.0% return on assets on a run rate basis in second half of 2019

17 NASDAQ: UBNK NIE/Average Assets/FTE Employees *NIE/Average Assets calculation is annualized.

# Balance Sheet Trends

| Balance Sheet ($ in thousands) | 1Q2018 | 4Q2017 | 3Q2017 | 2Q2017 | 1Q2017 | QoQ 1Q18 vs 4Q17 $ Change | QoQ 1Q18 vs 4Q17 % Change | YoY 1Q18 vs 1Q17 $ Change | YoY 1Q18 vs 1Q17 % Change |
|---|---|---|---|---|---|---|---|---|---|
| **ASSETS** | | | | | | | | | |
| Cash and cash equivalents | $ 69,242 | $ 88,668 | $ 98,517 | $ 74,851 | $ 84,660 | $ (19,426) | (21.9)% | $ (15,418) | (18.2)% |
| Securities | 1,031,277 | 1,064,385 | 1,081,748 | 1,087,176 | 1,089,666 | (33,108) | (3.1) | (58,389) | (5.4) |
| Loans held for sale | 63,394 | 114,073 | 89,419 | 157,487 | 87,031 | (50,679) | (44.4) | (23,637) | (27.2) |
| Residential real estate | 1,235,197 | 1,204,401 | 1,211,783 | 1,172,540 | 1,167,428 | 30,796 | 2.6 | 67,769 | 5.8 |
| Home equity | 582,285 | 583,180 | 561,814 | 538,130 | 516,325 | (895) | (0.2) | 65,960 | 12.8 |
| Other consumer | 310,439 | 292,781 | 267,921 | 237,708 | 225,317 | 17,658 | 6.0 | 85,122 | 37.8 |
| Residential construction | 37,579 | 40,947 | 39,460 | 46,117 | 49,456 | (3,368) | (8.2) | (11,877) | (24.0) |
| Investor non-occupied CRE | 1,842,898 | 1,854,459 | 1,777,716 | 1,761,940 | 1,697,414 | (11,561) | (0.6) | 145,484 | 8.6 |
| Owner occupied CRE | 442,938 | 445,820 | 442,989 | 429,848 | 433,358 | (2,882) | (0.6) | 9,580 | 2.2 |
| Commercial business | 846,182 | 840,312 | 821,372 | 792,918 | 769,153 | 5,870 | 0.7 | 77,029 | 10.0 |
| Commercial construction (ADC) | 84,717 | 78,083 | 82,688 | 74,980 | 85,533 | 6,634 | 8.5 | (816) | (1.0) |
| Loans - net | 5,349,044 | 5,307,678 | 5,174,672 | 5,024,532 | 4,913,953 | 41,366 | 0.8 | 435,091 | 8.9 |
| Deferred tax asset, net | 28,710 | 25,656 | 30,999 | 27,034 | 37,040 | 3,054 | 11.9 | (8,330) | (22.5) |
| Premises and equipment, net | 67,619 | 67,508 | 61,063 | 54,480 | 51,299 | 111 | 0.2 | 16,320 | 31.8 |
| Intangible Assets | 119,435 | 119,772 | 120,108 | 120,445 | 120,798 | (337) | (0.3) | (1,363) | (1.1) |
| Cash surrender value of BOLI | 179,556 | 148,300 | 171,300 | 170,144 | 169,007 | 31,256 | 21.1 | 10,549 | 6.2 |
| Other Assets* | 160,397 | 178,119 | 148,670 | 160,014 | 143,166 | (17,722) | (9.9) | 17,231 | 12.0 |
| Total Assets | $ 7,068,674 | $ 7,114,159 | $ 6,976,496 | $ 6,876,163 | $ 6,696,620 | $ (45,485) | (0.6)% | $ 372,054 | 5.6% |

| LIABILITIES AND STOCKHOLDERS' EQUITY | 1Q2018 | 4Q2017 | 3Q2017 | 2Q2017 | 1Q2017 | QoQ 1Q18 vs 4Q17 $ Change | QoQ 1Q18 vs 4Q17 % Change | YoY 1Q18 vs 1Q17 $ Change | YoY 1Q18 vs 1Q17 % Change |
|---|---|---|---|---|---|---|---|---|---|
| Liabilities: | | | | | | | | | |
| Deposits: | | | | | | | | | |
| Non-interest-bearing | $ 753,575 | $ 778,576 | $ 725,130 | $ 721,917 | $ 690,516 | $ (25,001) | (3.2)% | $ 63,059 | 9.1% |
| Interest-bearing | 4,528,935 | 4,419,645 | 4,427,892 | 4,271,562 | 4,099,843 | 109,290 | 2.5 | 429,092 | 10.5 |
| Total Deposits | 5,282,510 | 5,198,221 | 5,153,022 | 4,993,479 | 4,790,359 | 84,289 | 1.6 | 492,151 | 10.3 |
| Mortgagors' and investor escrow accounts | 11,096 | 7,545 | 9,641 | 15,045 | 10,925 | 3,551 | 47.1 | 171 | 1.6 |
| FHLB advances and other borrowing | 1,030,735 | 1,165,054 | 1,068,814 | 1,138,817 | 1,180,053 | (134,319) | (11.5) | (149,318) | (12.7) |
| Accrued expenses and other liabilities | 51,333 | 50,011 | 54,366 | 49,358 | 49,300 | 1,322 | 2.6 | 2,033 | 4.1 |
| Total liabilities | 6,375,674 | 6,420,831 | 6,285,843 | 6,196,699 | 6,030,637 | (45,157) | (0.7) | 345,037 | 5.7 |
| Total stockholders' equity | 693,000 | 693,328 | 690,653 | 679,464 | 665,983 | (328) | — | 27,017 | 4.1 |
| Total liabilities and stockholders' equity | $ 7,068,674 | $ 7,114,159 | $ 6,976,496 | $ 6,876,163 | $ 6,696,620 | $ (45,485) | (0.6)% | $ 372,054 | 5.6% |

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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19 NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2018Q1 2017Q4 Average balance $ 1,042 $ 1,075 Yield 3.31% 3.6 % Average Rating AA+ AA Actual MBS Portfolio $ 593 $ 550 Total Portfolio Duration (years) 3.9 3.7 Summary of Quarterly Securities Purchases 2018Q1 2017Q4 Average Yield 2.94% 2.90 % Average Rating AA+ AA+

20 NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2018Q1 2017Q4 2017Q3 2017Q2 2017Q1 Non-accrual loans $ 23,436 $ 23,187 $ 24,789 $ 25,048 $ 26,376 TDR - non-accruing 8,308 8,475 6,628 7,475 8,252 Total non-performing loans 31,744 31,662 31,417 32,523 34,628 OREO 1,935 2,154 2,444 1,770 1,786 Total non-performing assets $ 33,679 $ 33,816 $ 33,861 $ 34,293 $ 36,414 NPLs to total loans 0.59% 0.59% 0.60% 0.64% 0.70 % NPAs to total assets 0.48% 0.48% 0.49% 0.50% 0.54 % Net charge offs $ 1,123 $ 1,518 $ 1,261 $ 534 $ 1,783 Annualized NCOs to average loans 0.08% 0.11% 0.10% 0.04% 0.14 % Allowance for loan losses to non-performing loans 150.94% 148.76% 147.59% 138.55% 125.05 % Allowance for loan losses to total loans 0.89% 0.88% 0.89% 0.89% 0.88 % Provision for loan losses (annualized)/Average Loans 0.14% 0.17% 0.20% 0.18% 0.19%

# Commercial Real Estate

| Institution Name | City | State | Ticker | CRE / Risk-Based Capital | 3-Year Ratio Delta | Construction / Risk-Based Capital | 3-Year Ratio Delta |
|---|---|---|---|---|---|---|---|
| **United Financial Bancorp, Inc.** | **Hartford** | **CT** | **UBNK** | **299%** | **27%** | **23%** | **(7)%** |
| People's United Financial, Inc. | Bridgeport | CT | PBCT | 264% | (6)% | 19% | (9)% |
| Webster Financial Corporation | Waterbury | CT | WBS | 151% | 16% | 16% | (4)% |
| Berkshire Hills Bancorp, Inc. | Pittsfield | MA | BHLB | 270% | 62% | 40% | 4% |
| Independent Bank Corp. | Rockland | MA | INDB | 316% | (5)% | 56% | (1)% |
| Brookline Bancorp, Inc. | Boston | MA | BRKL | 358% | 4% | 21% | (8)% |
| Century Bancorp, Inc. | Medford | MA | CNBKA | 34% | 1% | 6% | 2% |
| Washington Trust Bancorp, Inc. | Westerly | RI | WASH | 299% | 22% | 39% | 11% |
| Meridian Bancorp, Inc. | Peabody | MA | EBSB | 577% | 217% | 126% | 70% |
| Camden National Corporation | Camden | ME | CAC | 255% | 101% | 24% | 1% |
| First Connecticut Bancorp, Inc. | Farmington | CT | FBNK | 318% | 27% | 33% | (4)% |
| Enterprise Bancorp, Inc. | Lowell | MA | EBTC | 278% | 12% | 105% | 23% |
| Community Bank System, Inc. | De Witt | NY | CBU | 102% | 27% | 16% | —% |
| NBT Bancorp Inc. | Norwich | NY | NBTB | 172% | 36% | 22% | (4)% |
| Sterling Bancorp | Montebello | NY | STL | 280% | 53% | 9% | (4)% |
| | | | High | 577% | 217% | 126% | 70% |
| | | | Low | 34% | (6)% | 6% | (9)% |
| | | | Mean | 263% | 41% | 38% | 5% |
| | | | Median | 274% | 25% | 23% | (1)% |
| ***UBNK Ranking out of 15 (ascending):*** | | | | ***11*** | ***10*** | ***8*** | ***3*** |

**NOTE: All financial data as of December 31, 2017**
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
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22 NASDAQ: UBNK Loan and Deposit Composition Deposit Composition at March 31, 2017 Deposit Composition at March 31, 2018 Total Deposits at 3/31/17: $4.79 billion Total Deposits at 3/31/18: $5.28 billion Deposit Composition at March 31, 2016 Total Deposits at 03/31/16: $4.53 billion Loan Composition at March 31, 2016 Loan Composition at March 31, 2017 Loan Composition at March 31, 2018 Total Loans at 3/31/16: $4.65 billion Total Loans at 3/31/17: $4.94 billion Total Loans at 3/31/18: $5.38 billion

23 NASDAQ: UBNK Diversified Deposit Funding Sources $4.04 B $4.44 B $4.71 B $5.20 B Non-Interest Bearing CAGR: 7%, Interest Bearing CAGR: 9% $4.04 B $4.44 B $4.71 B $5.20 B Transaction CAGR: 19%, Non-Transaction CAGR: 5% Deposit Composition at 03/31/2018 Deposit Composition at 03/31/2017 $5.28 B $5.28 B

24 NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended March 31, 2018 December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 Net Income (GAAP) $ 15,787 $ 9,501 $ 15,191 $ 16,200 $ 13,726 Non-GAAP adjustments: Non-interest income (342) 745 (158) (95) (465) Non-interest expense — 536 — — — Income tax expense related to tax reform — 1,609 — — — Related income tax (benefit) expense 72 2,074 55 33 163 Net adjustment (270) 4,964 (103) (62) (302) Total non-GAAP net income $ 15,517 $ 14,465 $ 15,088 $ 16,138 $ 13,424 Net interest income (GAAP) $ 46,543 $ 46,849 $ 46,768 $ 46,328 $ 44,297 Non-interest income (GAAP) $ 9,289 $ 7,581 $ 8,426 $ 9,826 $ 8,732 Non-GAAP adjustments: Net gain on sales of securities (116) (72) (158) (95) (457) Limited partnership writedown — 1,214 — — — Loss on sale of premises and equipment — 401 — — — BOLI claim benefit (226) (798) — — (8) Net adjustment (342) 745 (158) (95) (465) Total non-GAAP non-interest income 8,947 8,326 8,268 9,731 8,267 Total non-GAAP net interest income 46,543 46,849 46,768 46,328 44,297 Total non-GAAP revenue $ 55,490 $ 55,175 $ 55,036 $ 56,059 $ 52,564

25 NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended March 31, 2018 December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 Non-interest expense (GAAP) $ 36,736 $ 37,237 $ 35,262 $ 35,329 $ 34,922 Non-GAAP adjustments: Lease exit/disposal cost obligation — (536) — — — Net adjustment — (536) — — — Total non-GAAP non-interest expense $ 36,736 $ 36,701 $ 35,262 $ 35,329 $ 34,922 Total loans $ 5,382,235 $ 5,339,983 $ 5,205,743 $ 5,054,181 $ 4,943,984 Non-covered loans (1) (771,802) (780,776) (739,376) (699,938) (691,054) Total covered loans $ 4,610,433 $ 4,559,207 $ 4,466,367 $ 4,354,243 $ 4,252,930 Allowance for loan losses $ 47,915 $ 47,099 $ 46,368 $ 45,062 $ 43,304 Allowance for loan losses to total loans 0.89% 0.88% 0.89% 0.89% 0.88 % Allowance for loan losses to total covered loans 1.04% 1.03% 1.04% 1.03% 1.02% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.